                                                                    EXHIBIT 10.1

                                                       SERVICE PACKAGE NO.  2062
                                                                AMENDMENT NO.  0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

         THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter, and BOSTON GAS CO, a MASSACHUSETTS Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

                                   ARTICLE I

                                  DEFINITIONS

         1.1 TRANSPORTATION QUANTITY - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof which shall be 94,312 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit A attached hereto.

         1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                   ARTICLE II

                                 TRANSPORTATION

         TRANSPORTATION SERVICE - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                  ARTICLE III

                        POINT(S) OF RECEIPT AND DELIVERY

         The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit A attached hereto.

                                   ARTICLE IV

         All facilities are in place to render the service provided for in this Agreement.

                                                        SERVICE PACKAGE NO. 2062
                                                                 AMENDMENT NO. O

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   ARTICLE V

              QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

            For all gas received, transported and delivered hereunder the parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in
            which they have previously been handled.   In the event that such
            facilities are not operated by Transporter then responsibility for operations shall be deemed to be Shipper's.

                                   ARTICLE VI

                    RATES AND CHARGES FOR GAS TRANSPORTATION

            6.1 TRANSPORTATION RATES - Commencing upon the date of execution, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

            6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

            6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A,
                   (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter's just and reasonable rates.

                                  ARTICLE VII

                             BILLINGS AND PAYMENTS

            Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                                       SERVICE PACKAGE NO.  2062
                                                                AMENDMENT NO.  0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                  ARTICLE VIII
                          GENERAL TERMS AND CONDITIONS

            This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                   ARTICLE IX

                                   REGULATION

            9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval
                    is not so obtained or continued.   All parties hereto shall
                    cooperate to obtain or continue all necessary approvals or authorizations, but no party shall be liable to any other party for failure to obtain or continue such approvals or authorizations.

            9.2 The transportation service described herein shall be be provided subject to Part 284, Subpart G of the FERC Regulations.

                                  ARTICLE X

                      RESPONSIBILITY DURING TRANSPORTATION

            Except as herein specified the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                                   ARTICLE XI

                                  WARRANTIES

            11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC
                    Gas Tariff,  Shipper warrants the following:

            (a)     Shipper  warrants   that  all  upstream  and  downstream
                    transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit A attached hereto.
                    Shipper  agrees   to   indemnify  and  hold  Transporter
                    harmless for refusal  to transport gas hereunder in the

                                                       SERVICE PACKAGE NO.  2062
                                                                AMENDMENT NO.  0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                        event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

                (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty, express or implied, by Shipper herein.

            11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                                  ARTICLE XII

                                      TERM

            12.1 This contract shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 1st day of November, 2000, ("Primary Term,) and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the primary term for a term of five years; and shall automatically extend for successive five year terms therafter unless shipper provides notice described above in advance of the expiration of a succeeding term;
                    provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

            12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1, shall survive the other parts of this Agreement until such time as such balancing has been accomplished.

            12.3 This Agreement will terminate upon notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Tariff.

                                  ARTICLE XIII

                                     NOTICE

            Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall

                                                       SERVICE PACKAGE NO.  2062
                                                                AMENDMENT NO.  0

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

            be in writing and mailed to the post office address of the party intended to receive the same, as follows:

            TRANSPORTER:   Tennessee Gas Pipeline Company
                           P.O. Box 2511
                           Houston, Texas   77252-2511
                           Attention:   Transportation Marketing

            SHIPPER:

            NOTICES:       BOSTON GAS CO
                           ONE BEACON STREET
                           34TH FLOOR
                           BOSTON, MA 02108
                           Attention:   BILL YARDLEY

            BILLING:       BOSTON GAS CO
                           ONE BEACON STREET
                           34TH FLOOR
                           BOSTON,  MA   02108
                           Attention:   DON TULCHINSKY

            or to such other address as either Party shall designate by formal written notice to the other.

                                  ARTICLE XIV

                                  ASSIGNMENTS

            14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated, otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III,
                    Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

            14.2    Any  person  which  shall  succeed  by purchase,  merger,
                    or consolidation  to   the  properties,   substantially  as
                    an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                                   ARTICLE XV

                                 MISCELLANEOUS

            15.1 The interpretation and performance of this contract shall be in accordance with and controlled by the laws of the State

                                                        SERVICE PACKAGE NO. 2062
                                                                 AMENDMENT NO. O

                          GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

            of Texas, without regard to the doctrines governing choice of law.

            15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

            15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective, except by the execution of by both Parties of a written amendment.

            15.4 Exhibit A attached hereto is incorporated herein by reference and made a part hereof for all purposes.

                IN  WITNESS  WHEREOF,  the  Parties  hereto  have  caused  this
            Agreement to be duly executed in several counterparts as of the date first hereinabove written.

                                TENNESSEE GAS PIPELINE COMPANY

                                BY:________________________________
                                           Byron S. Wright
                                      Agent and Attorney-in-Fact

                                BOSTON GAS CO

                                BY:________________________________

                                TITLE:_____________________________

                                DATE:______________________________

                                                 GAS   TRANSPORTATION   AGREEMENT
                                                (For Use Under FT-A Rate Schedule)

                                                           EXHIBIT  "A"
                                                  TO GAS TRANSPORTATION AGREEMENT
                                                    DATED September 1st, 1993
                                                              BETWEEN
                                                  TENNESSEE GAS PIPELINE COMPANY
                                                                AND
                                                        BOSTON GAS COMPANY

      SERVICE PAKAGE:    2062

      SERVICE PACKAGE TQ:  94,312

      AMENDMENT EFFECTVVE DATE:   September 1st, 1993

                                                                                                                          MINIMUM
METER  AMD  METER NAME                      INTERCONNECT PARTY NAME        COUNTY           ST    ZONE  R/D LEG METER-TQ PRESSURE
- -----------------------------------------------------------------------------------------------------------------------------------
10173  0    VALERO-SUN PLANT DEHYD                                         STARR            TX     00   R   100  8,225
10729  0    ZAPATA-ZIM DEHYD                ENERCORP RESOURCES INC         STARR            TX     00   R   100  3,809
11102  0    EUGENE ISLAND BLK 342 A         TEXACO                         OFFSHORE-FEDERA  LA     01   R   500 10,878
11119  0    CHEVRON-S HARSH IS BLK 61 C     CHEVRON USA INC                OFFSHORE-FEDERA  OL     01   R   500 20,817
11353  0    AHOCO-EUGENE IS BLK 322 A       TEXAS GAS TRANSMISSION CORP    OFFSHORE-FEDERA  OL     01   R   500    822
11362  0    INTRASTATE-SULLIVAN CITY DEHYD                                 HIDALGO          TX     00   R   100  4,167
11464  0    AMOCO-SHIP SHOAL BLK 177 A      CONOCO INC                     OFFSHORE-FEDERA  OL     01   R   500  1,500
11971  0    CHEVRON-SOUTH MARSH ISLAND 7    CHEVRON  USA  INC              OFFSHORE-FEDERA  OL     01   R   500  2,821
12034  0    ARCO-E. CAM. BLK. 60            ARCO NATURAL GAS MARKETING INC OFFSHORE-FEDERA  OL     01   R   800  4,166
12087  0    ARCO-MIAMI CORP DEHYD           ARCO NATURAL GAS MARKETING INC CAMERON          LA     01   R   800 15,640
12100  0    ENSEARCH-KATY EXCHANGE          LONE STAR GAS COMPANY          WALLER           TX     O1   R   100  6,450
12112  0    CHEVRON-EUGENE ISLAND 238-E     SABINE PRODUCTION CO           OFFSHORE-FEDERA  OL     01   R   500  4,659
12141  0    VALERO-CARTHAGE GAS UNIT #13    VALERO TRANSMISSION LP         PANOLA           TX     00   R   100 10,000
20741  0    STA 47 POOLING  POINT                                          OUACHITA         LA     01   R   100    358
20108  0    BOSTON-SOUTHBRIDGE MASS         BOSTON GAS CO                  WORCESTER        MA     06   D   200  7,750
20110  0    BOSTON-CLINTON MASS             BOSTON GAS CO                  WORCESTER        MA     06   D   200  3,450   100 LBS
20111  0    BOSTON-LEOMINSTER MASS          BOSTON GAS CO                  WORCESTER        MA     06   D   200  7,100   100 LBS
20115  0    BOSTON-ARLINGTON MASS           BOSTON GAS CO                  MIDDLESEX        MA     06   D   200 39,767   100 LBS
20116  0    BOSTON-REVERE MASS              BOSTON GAS CO                  MIDDLESEX        MA     06   D   200  6,065   100 LBS
20117  0    BOSTON-LYNN  MASS               BOSTON GAS CO                  ESSEX            MA     06   D   200 14,321   100 LBS
20118  0    BOSTON-BEVERLY-SALEM MASS       BOSTON GAS CO                  ESSEX            MA     06   D   200 25,500   100 LBS
20119  0    BOSTON-GLOUCESTER  MASS         BOSTON GAS CO                  ESSEX            MA     06   D   200  6,895   100 LBS
20136  0    BOSTON-READING MASS             BOSTON GAS CO                  MIDDLESEX        MA     06   D   200 16,500   100 LBS
20191  0    BOSTON-SPENCER  MASS            BOSTON GAS CO                  WORCESTER        HA     06   D   200  4,300   100 LBS
20192  0    BOSTON-LEXINGTON  MASS          BOSTON GAS CO                  MIDDLESEX        MA     06   D   200  5,200   100 LBS
20341  0    BOSTON-BURLINGTON MASS          BOSTON GAS CO                  MIDDLESEX        MA     06   D   200 16,200   100 LBS
20343  0    BOSTON-LYNNFIELD MASS           BOSTON GAS CO                  ESSEX            MA     06   D   200  4,300   100 LBS
20389  0    BOSTON-W/PEABODY MASS           BOSTON GAS CO                  ESSEX            MA     06   D   200  3,050   100 LBS
20526  0    HONEOYE-STORAGE INC             HONEOYE STORAGE CORPORATION    ONTARIO          NY     05   D   200  6,000

                                                        SERVICE PACKAGE NO. 2062
                                                                AMENDMENT NO.  0

                        GAS   TRANSPORTATION  AGREEMENT
                       (For Use Under FT-A Rate Schedule)

METER  AMD  METER NAME                      INTERCONNECT PARTY NAME             COUNTY          ST     ZONE  R/D  LEG      METER-TQ
- -----------------------------------------------------------------------------------------------------------------------------------
20578  0    PENN-NFG-ANDREWS SETTLEMENT SA  PENN YORK ENERGY CORPORATION        POTTER          PA     04    D    300       5,800
60018  0    TGP - NORTHERN STORAGE INJECTI                                      POTTER          PA     04    D    300      36,952

       NUMBER OF RECEIPT  POINTS: 14
       NUMBER OF DELIVERY POINTS: 17

THE SUM OF TRAMSPORTER'S DELIVERIES TO SHIPPER FOR ALL TRANSPORTATION CONTRACTS CONVERTED FROM FIRM SALES CANNOT ON ANY DAY EXCEED
THE FOLLOWING QUANTITIES:

20108  0   BOSTON-SOUTHBRIDGE MASS                                              W0RCESTER       MA     06    D    200       7,750
20110  0   BOSTON-CLINTON MASS              BOSTON GAS CO                       WORCESTER       MA     06    D    200       3,450
20111  0   BOSTON-LEOMINSTER MASS           BOSTON GAS CO                       WORCESTER       HA     06    D    200       7,100
20115  0   BOSTON-ARLINGTON MASS            BOSTON GAS CO                       MIDDLESEX       MA     06    D    200      39,767
20116  0   BOSTON-REVERE MASS               BOSTON GAS CO                       MIDDLESEX       MA     06    D    200       6,065
20117  0   BOSTON-LYNN MASS                 BOSTON GAS CO                       ESSEX           MA     06    D    200      14,321
20118  0   BOSTON-BEVERLY-SALEM MASS        BOSTON GAS CO                       ESSEX           MA     06    D    200       2,550
20119  0   BOSTON-GLOUCESTER MASS           BOSTON GAS CO                       ESSEX           MA     06    D    200       6,895
20136  0   BOSTON-READING MASS              BOSTON GAS CO                       MIDDLESEX       HA     06    D    200      16,500
20191  0   BOSTON-SPENCER MASS              BOSTON GAS CO                       WORORCESTER     MA     96    D    200       4,300
20192  0   BOSTON-LEXINGTON MASS            BOSTON GAS CO                       MIDDLESEX       MA     06    D    200       5,200
20341  0   BOSTON-BURLINGTON MASS           BOSTON GAS CO                       MIDDLESEX       MA     06    D    200      16,200
20343  0   BOSTON-LYNNFIELD MASS          BOSTON GAS CO                       ESSEX           MA     06    D    200       4,300
20389  0   BOSTON-W PEABODY MASS            BOSTON GAS CO                       ESSEX           MA     06    D    200       3,050
20526  0   HONEOYE-STORAGE INC              HONEOYE STORAGE CORPORATION         ONTARIO         NY     05    D    200       6,000
20578  0   PENN-NFG-ANDREWS SETTLEMENT SA   PENN YORK ENERGY CORPORATION        POTTER          PA     04    D    300       5,800
20018  0   TGP-NORTHERN STORAGE INJECTI                                         POTTER          PA     04    D    300      36,952

THE SUM OF TRAMSPORTER'S DELIVERIES TO SHIPPER FOR ALL TRANSPORTATION CONTRACTS CONVERTED FROM FIRM SALES CANNOT EXCEED
57,483 DTH/DAY FOR THE FOLLOWING METERS:

20136  0   BOSTON-READING MASS              BOSTON GAS CO                       MIDDLESEX       MA     06  D  200
20117  0   BOSTON-LYNN MASS                 BOSTON GAS CO                       ESSEX           MA     06  D  200
20118  0   BOSTON-BEVERLY-SALEM MASS        BOSTON GAS CO                       ESSEX           MA     06  D  200
20119  0   BOSTON-GLOUCESTER MASS           BOSTON GAS CO                       ESSEX           MA     06  D  200
20343  0   BOSTON-LYNNFIELD MASS            BOSTON GAS CO                       ESSEX           MA     06  D  200
23389  0   BOSTON-W PEABODY MASS            BOSTON GAS CO                       ESSEX           HA     06  D  200
20116  0   BOSTON-REVERE MASS               BOSTON GAS CO                       MIDDLESEX       MA     06  D  200

METERS 060018 AND 070018 ARE FOR NOMINATION PURPOSES ONLY AND DO NOT DENOTE CAPACITY AT THESE SPECIFIC POINTS.